QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report: August 14, 2001
(Date of earliest event reported)

Hilton Hotels Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3427	36-2058176
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9336 Civic Center Drive
Beverly Hills, California 90210
(Address of principal executive offices) (Zip Code)

(310) 278-4321
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

    Registrant has entered into an Underwriting Agreement with Morgan Stanley & Co. Incorporated and the other underwriters identified therein, attached hereto as Exhibit 1.01 and incorporated herein by reference.

    The terms of the Registrant's $200,000,000 aggregate principal amount of 8% Quarterly Interest Bonds due 2031 have been established as set forth in the Officers' Certificate, attached hereto as Exhibit 99.01 and are incorporated herein by reference. The Prospectus Supplement dated August 14, 2001 with respect to such Bonds is attached hereto as Exhibit 99.02 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    7(c)
    Exhibits

    1.01
      Underwriting Agreement.

    99.01
      Officers' Certificate.

    99.02
      Prospectus Supplement.

2

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 16, 2001	HILTON HOTELS CORPORATION
		By:	/s/ ROBERT M. LA FORGIA Robert M. La Forgia Senior Vice President and Controller

3

QuickLinks

Form 8-K
ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURE